SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 4, 1997




                                 METRO-TEL CORP.
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               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
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                            (State of Incorporation)


       0-9040                                             11-2014231
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(Commission File No.)                          (IRS Employer Identification No.)



        250 South Milpitas Boulevard, Milpitas, California         95035
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        (Address of Principal Executive Offices)                (Zip Code)


                                 (408) 946-4600
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               (Registrant's telephone number, including area code


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.    Other Events
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           On August 4,  1997,  the  Company  issued a press  release (a copy of which is attached hereto as Exhibit 99.1) announcing that it has engaged the investment banking firm of Slusser Associates, Inc. as the Company's financial advisor to assist the Company in evaluating strategic alternatives for enhancing shareholder value, including acquisitions, mergers or the sale of the Company.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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           (a)        Financial statements of business acquired:

                      Not applicable.

           (b)        Pro forma financial information:

                      Not applicable.

           (c)        Exhibits:

                      99.01: Metro-Tel Corp. Press Release dated August 4, 1997.


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 METRO-TEL CORP.



Dated:  August 6, 1997                           By: /s/ Venerando J. Indelicato
                                                    ----------------------------
                                                    President



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                                  EXHIBIT INDEX




Exhibit
Number              Description
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99.01           Metro-Tel Corp. Press Release dated August 4, 1997.